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                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors of
Genaera Corporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                  /s/ KPMG LLP

Princeton, New Jersey
November 19, 2001